
        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 2000.


                                                                                          FILE NO. 33-44293
                                                                                          FILE NO. 811-6488
===========================================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A
                                      AND




                        REGISTRATION STATEMENT UNDER THE
                                ACT OF 1933                              |X|
                          PRE-EFFECTIVE AMENDMENT                        [ ]
                      POST-EFFECTIVE AMENDMENT NO. 10                    |X|
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                    |X|
                              AMENDMENT NO. 12                           |X|

                                     CUFUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                               C/O CT CORPORATION
                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02112
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 342-5734


                                 MARK E. NAGLE
                          C/O SEI INVESTMENTS COMPANY
                                 OAKS, PA 19456
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:
         RICHARD W. GRANT, ESQUIRE               FRANCIS C. LEE
         MORGAN, LEWIS & BOCKIUS LLP             SOUTHWEST CORPORATE FEDERAL CREDIT UNION
         1701 MARKET STREET                      7920 BELT LINE ROAD, SUITE 1100
         PHILADELPHIA, PA 19103                  DALLAS, TX 75240

         IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


        /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
        / / ON SEPTEMBER 30, 2000 PURSUANT TO PARAGRAPH (B)
        / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) (1)
        / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) (2)
        / / ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485


===========================================================================================================

                                     CUFUND
                                     ======

                                   PROSPECTUS


                                     9/30/00



--------------------------------------------------------------------------------
                          Short-Term Maturity Portfolio

                                    [bullet]

                            Adjustable Rate Portfolio
--------------------------------------------------------------------------------






                               INVESTMENT ADVISER
                                  CUSOURCE, LLC


                  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
               APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
                      UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

CUFUND is a mutual fund that offers shares in separate investment portfolios ("Portfolios") solely to federally and state chartered credit unions. The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE BOX BELOW, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN WHICH IS COMMON TO EACH OF THE PORTFOLIOS. FOR MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:

                                                                            PAGE
                                                                            ----
PRINCIPAL INVESTMENT STRATEGIES AND RISKS, PERFORMANCE
   INFORMATION AND EXPENSES

      SHORT-TERM MATURITY PORTFOLIO .......................................    2

      ADJUSTABLE RATE PORTFOLIO ...........................................    4

MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS ..............................    6

THE INVESTMENT ADVISER ....................................................    6


PORTFOLIO MANAGERS ........................................................    6

PURCHASING AND SELLING PORTFOLIO SHARES ...................................    7


DIVIDENDS AND DISTRIBUTIONS ...............................................    8

TAXES .....................................................................    8

FINANCIAL HIGHLIGHTS ......................................................    9

HOW TO OBTAIN MORE INFORMATION ABOUT CUFUND ........................  BACK COVER



--------------------------------------------------------------------------------
                RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. The investment managers invest Portfolio assets in a way that they believe will help a Portfolio achieve its goal. Still, investing in each Portfolio involves risk and there is no guarantee that a Portfolio will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Portfolio, just as you could with other investments.

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. The prices of the Portfolio's fixed income securities respond to economic and other developments, particularly interest rate changes. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities tend to provide higher yields than shorter-term securities but are also generally more sensitive to interest rate changes, so the average maturity or duration of these securities affects volatility. Perceptions about the creditworthiness of individual issuers can also have an effect on fixed income securities because of the possibility that an issuer will be unable to make timely payments of either principal or interest.

Both Portfolios invest in mortgage-backed securities. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolios may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.
--------------------------------------------------------------------------------

SHORT-TERM MATURITY PORTFOLIO
--------------------------------------------------------------------------------



PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL ................  High level of income consistent with safety of capital

INVESTMENT FOCUS ...............  Short-term fixed income securities

SHARE PRICE VOLATILITY .........  Low

PRINCIPAL INVESTMENT STRATEGY ..  Investing in short-term mortgage-backed securities issued by the U.S. government or private issuers

INVESTOR PROFILE ...............  Investors seeking a high level of income who are willing to accept the risks of investing
                                  in mortgage-backed securities
--------------------------------------------------------------------------------

INVESTMENT STRATEGY OF THE
SHORT-TERM MATURITY PORTFOLIO

The Short-Term Maturity Portfolio's assets will be invested exclusively in obligations that are authorized investments for federal credit unions under the Federal Credit Union Act. The Short-Term Maturity Portfolio invests primarily (at least 65% of its assets) in mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. government, or if backed by private issuers, rated in one of the top two rating categories by nationally recognized ratings organizations. The Portfolio may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages. The average maturity of the Portfolio's investments will vary depending on market conditions, but will typically be between one and three years.

In selecting securities for the Portfolio, the Adviser considers a security's current yield, capital appreciation potential, maturity and yield to maturity. The Adviser will monitor changing economic conditions and trends, including interest rates, in order to identify opportunities to buy securities which may enhance the yield of the Portfolio. The Adviser may sell any security prior to its maturity if other available securities are expected to enhance yield balanced with the Adviser's judgment as to a desirable portfolio maturity or if selling a security is believed to be advisable due to other circumstances or considerations, such as in anticipation of a market decline.

PRINCIPAL RISKS OF INVESTING IN THE
SHORT-TERM MATURITY PORTFOLIO

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. The mortgages backing these securities include conventional fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Portfolio.

The privately issued mortgage-backed securities that the Portfolio invests in are not issued or guaranteed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity which provides credit enhancement could cause losses to the Portfolio and affect its share price.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S.

Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Portfolio is also subject to the risk that short-term mortgage-backed securities may underperform other fixed income market segments or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PORTFOLIO'S PERFORMANCE FROM YEAR TO YEAR.*



[Line graph omitted--plot points as follows]

1993     4.55%

1994    -0.63%

1995     9.90%

1996     5.37%

1997     5.77%

1998     6.07%

1999     4.25%


          BEST QUARTER         WORST QUARTER
              3.14%               -1.02%
            (3/31/95)            (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE PORTFOLIO'S PERFORMANCE FROM 1/1/00 TO 6/30/00 WAS 2.91%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 1999 to those of the 1-Year Constant Maturity Treasury Index.

                                                         SINCE
                                     1 YEAR  5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Short-Term Maturity Portfolio         4.25%    6.25%     4.94%*
1 Year Constant Maturity Treasury     5.22%    5.59%     5.15%**
--------------------------------------------------------------------------------
 * SINCE 6/15/92
** SINCE 6/30/92


WHAT IS AN INDEX?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. Constant Maturity Treasury (CMT) indexes are the weekly or monthly average yields on U.S. Treasury securities adjusted to constant maturities. Yields on Treasury securities at "constant maturity" are determined by the U.S. Treasury from the daily yield curve, which is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. The CMT indexes are reported by the Federal Reserve Board. The 1-Year CMT Index is based on the average yields on U.S. Treasury securities adjusted to a constant maturity of 1 year and is the most widely used CMT index.


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.


--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees .................... .32%
Other Expenses .............................. .33%
--------------------------------------------------------------------------------
Total Annual Portfolio
      Operating Expenses .................... .65%*
--------------------------------------------------------------------------------


* THE PORTFOLIO'S TOTAL ACTUAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS FOLLOWS:

     SHORT-TERM MATURITY PORTFOLIO .......  .39%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


    1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------
      $66        $208         $362         $810

ADJUSTABLE RATE PORTFOLIO
--------------------------------------------------------------------------------



PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL ................  High level of current income while reducing principal volatility

INVESTMENT FOCUS ...............  Short-term fixed income securities

SHARE PRICE VOLATILITY .........  Low

PRINCIPAL INVESTMENT STRATEGY ..  Investing in short-term mortgage-backed securities issued by the U.S. government or private issuers

INVESTOR PROFILE ...............  Investors seeking a high level of income who are willing to accept the risks of investing
                                  in adjustable rate mortgage-backed securities
--------------------------------------------------------------------------------

INVESTMENT STRATEGY OF THE
ADJUSTABLE RATE PORTFOLIO

The Adjustable Rate Portfolio's assets will be invested exclusively in obligations that are authorized investments for federal credit unions under the Federal Credit Union Act. The Adjustable Rate Portfolio invests primarily (at least 65% of its assets) in adjustable rate mortgage-backed securities ("ARMs") issued or guaranteed as to payment of principal and interest by the U.S. government or, if backed by private issuers, rated in one of the top two rating categories by nationally recognized ratings organizations. The Portfolio will normally invest at least 25% of its assets in ARMs that are backed by private issuers. The average maturity of the Portfolio's investments will vary depending on market conditions, but will typically be between one and five years.

In selecting securities for the Portfolio, the Adviser considers a security's current yield, capital appreciation potential, maturity and yield to maturity. The Adviser will monitor changing economic conditions and trends, including interest rates, in order to identify opportunities to buy securities which may enhance the yield of the Portfolio. The Adviser may sell any security prior to its maturity if other available securities are expected to enhance yield balanced with the Adviser's judgment as to a desirable portfolio maturity or if selling a security is believed to be advisable due to other circumstances or considerations, such as in anticipation of a market decline.


PRINCIPAL RISKS OF INVESTING IN THE ADJUSTABLE RATE PORTFOLIO

Adjustable rate mortgage-backed securities are fixed income securities representing an interest in a pool of underlying adjustable rate mortgage loans. These adjustable rate mortgages have interest rates that reset at periodic intervals of one year or less based upon a specified index and thus may experience less price volatility due to changes in market interest rates than fixed rate mortgage-backed securities or other fixed income securities. However, these securities will still experience some price fluctuations since the interest rate adjustments may be subject to caps and may not correlate completely to market interest rates.

The privately issued mortgage-backed securities that the Portfolio invests in are not issued or guaranteed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity which provides credit enhancement could cause losses to the Portfolio and affect its share price.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Portfolio is also subject to the risk that short to intermediate-term adjustable rate mortgage-backed securities may underperform other fixed income market segments or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PORTFOLIO'S PERFORMANCE FROM YEAR TO YEAR.*



[Line graph omitted--plot points as follows]

1993     4.33%

1994     2.37%

1995     8.16%

1996     5.83%

1997     5.93%

1998     5.25%

1999     4.49%

          BEST QUARTER         WORST QUARTER
              2.42%                0.37%
            (3/31/95)           (12/31/94)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE PORTFOLIO'S PERFORMANCE FROM 1/1/00 TO 6/30/00 WAS 2.90%.


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE 1 MONTH LIBOR INDEX.

                                                       SINCE
                              1 YEAR      5 YEARS    INCEPTION
--------------------------------------------------------------------------------
Adjustable Rate Portfolio      4.49%       5.93%       5.07%*
1 Month LIBOR Index            5.43%       5.73%       5.11%**
--------------------------------------------------------------------------------
 * SINCE 6/15/92
** SINCE 6/30/92


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The 1 Month London Interbank Offer Rate is the interest rate that London banks charge each other on Eurodollar instruments with a one month duration and is a widely recognized indicator of short-term interest rates.


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.


--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees ...................  .32%
Other Expenses .............................  .31%
--------------------------------------------------------------------------------
Total Annual Portfolio
    Operating Expenses .....................  .63%*
--------------------------------------------------------------------------------


* THE PORTFOLIO'S TOTAL ACTUAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS FOLLOWS:

     ADJUSTABLE RATE PORTFOLIO ...........  .39%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


    1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------
      $64        $202         $351         $786

MORE INFORMATION ABOUT
PORTFOLIO INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information

Shares of the Portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act ("FCUA") and Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations ("NCUA Rules"). The Adviser intends to continually monitor changes in the applicable laws, rules and regulations governing eligible investments, including new investments, for federally chartered credit unions and to take such action as may be necessary to assure that the Portfolios' investments, and, therefore, shares of the Portfolios, continue to qualify as eligible investments under the FCUA.

Sections 107(7), 107(8) and 107(15) of the FCUA set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. The Portfolios' investments consist exclusively of assets designed to qualify as eligible investments if owned directly by a federally chartered credit union. Shares of the Portfolios may or may not qualify as eligible investments for particular state chartered credit unions. Accordingly, CUFUND encourages, but does not require, each state chartered credit union to consult qualified legal counsel concerning whether the Portfolios' shares are permissible investments for that credit union. While the Adviser will attempt to assure that the Portfolios follow the investment policies set forth herein, CUFUND cannot be responsible for compliance by participating state chartered credit unions with limitations on permissible investments to which they may be subject.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, we cannot guarantee that either Portfolio will achieve its investment goal.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Board of Trustees of CUFUND supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


CUSOURCE, LLC ("CUSOURCE") serves as the Adviser to the Portfolios and is located at 7920 Belt Line Road, Suite 1100, Dallas, TX 75240. CUSOURCE is a Texas limited liability company of which the sole member is Southwest Corporate Federal Credit Union a federally chartered corporate credit union. As of May 31, 2000, Southwest Corporate Federal Credit Union had total assets of approximately $3.5 billion, ranking it as the second largest corporate credit union in the United States. CUSOURCE was founded in 1998 and registered as an investment adviser as of January 1, 1999. As of May 31, 2000, CUSOURCE had credit union funds under advisement in its Investment Advisory Service of approximately
$1.5 billion. For the fiscal period ended May 31, 2000, CUSOURCE received advisory fees of:

     SHORT-TERM MATURITY PORTFOLIO ........  0.06%
     ADJUSTABLE RATE PORTFOLIO ............  0.08%


PORTFOLIO MANAGERS

The Portfolios are managed by Bruce M. Fox and Marty L. Robertson. Mr. Fox is the Chief Investment Officer of CUSOURCE and joined the Adviser in 1990. Mr. Fox has served as portfolio manager of the Short-Term Maturity Portfolio since August 1994 and the Adjustable Rate Portfolio since September 1996. He is responsible for management of CUSOURCE's funds management area.

Mr. Robertson is a Senior Investment Adviser for CUSOURCE and has co-managed the Portfolios with Mr. Fox since August 1999. He has served as back up portfolio manager for the Portfolios since 1997. Since joining the Adviser in 1992, Mr. Robertson has been responsible for providing investment advisory services to approximately 24 credit unions.

PURCHASING AND SELLING PORTFOLIO SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Portfolios. Shares of the Portfolios are offered solely to federally and state chartered credit unions.

HOW TO PURCHASE PORTFOLIO SHARES

To purchase shares directly from us, please call 1-800-538-9683, and place your trade with an investor services representative.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding a Portfolio to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day).

A Portfolio may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order.

Each Portfolio calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Portfolio must generally receive your purchase order before 4:00 p.m., Eastern time and federal funds (readily available funds) before 12:00 p.m., Eastern time on the next business day.


HOW WE CALCULATE NAV

NAV for one Portfolio share is the value of that share's portion of the net assets of the Portfolio.

In calculating NAV, a Portfolio generally values its investment portfolio at market price. If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $100,000 in either Portfolio. There is no minimum for subsequent investments. A Portfolio may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR PORTFOLIO SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting an investor services representative directly by telephone at 1-800-538-9683.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio.

The sale price of each share will be the next NAV determined after the Portfolio receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds as promptly as possible and, in any event, within seven days after we receive your request. Your proceeds can be wired to your bank account.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions, the Portfolio may redeem your shares. But, a Portfolio will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares during the times when the New York Stock Exchange restricts or halts trading, or as otherwise permitted by the SEC. More information about this is in our Statement of Additional Information.


TELEPHONE TRANSACTIONS

Purchasing and selling Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Portfolio over the telephone, you will generally bear the risk of any loss.


DIVIDENDS AND DISTRIBUTIONS

Each Portfolio declares dividends daily and distributes its income monthly. Each Portfolio makes distributions of capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing at least 15 days prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.


TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Under certain circumstances, state and federally chartered credit unions may be exempt from federal income taxation. Shareholders having tax-exempt status may be wholly or partially exempt from federal income taxation on income, dividends, or capital gains realized as a result of purchasing, holding, exchanging or redeeming Portfolio shares. Accordingly, Shareholders are urged to consult their tax advisor regarding the tax consequences resulting from an investment in Portfolio shares.

At least annually, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Portfolio may be taxable whether or not you reinvest them. Income distributions, if taxable to you, are generally taxable at ordinary income tax rates. Capital gains distributions, if taxable to you, are generally taxable at the rates applicable to long-term capital gains. Each sale, exchange or redemption of Portfolio shares may be a taxable event.


MORE INFORMATION ABOUT TAXES IS IN OUR STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about each Portfolio. This information is intended to help you understand each Portfolio's financial performance for the past five years. Some of this information reflects financial information for a single Portfolio share. The total returns in the table represent the rates that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with each Portfolio's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-538-9683.


FOR THE YEARS ENDED MAY 31,

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                       NET
             NET                   REALIZED AND                                 NET                 NET       RATIO    RATIO OF NET
            ASSET                   UNREALIZED     DIVIDENDS                   ASSET               ASSETS    OF NET     INVESTMENT
            VALUE        NET          GAINS         FROM NET     CAPITAL       VALUE               END OF   EXPENSES      INCOME
          BEGINNING   INVESTMENT    (LOSSES)ON     INVESTMENT     GAINS        END OF    TOTAL     PERIOD   TO AVERAGE  TO AVERAGE
          OF PERIOD     INCOME      INVESTMENTS     INCOME     DISTRIBUTIONS   PERIOD    RETURN     (000)   NET ASSETS  NET ASSETS
         ---------------------------------------------------------------------------------------------------------------------------
Short-Term Maturity Portfolio
    2000  $  9.88      $0.54         $(0.13)        $(0.53)         --       $  9.76      4.24%    $ 28,035     0.39%      5.47%
    1999     9.86       0.52           0.03          (0.53)         --          9.88      5.67       28,326     0.39       5.28
    1998     9.80       0.53           0.06          (0.53)         --          9.86      6.17       29,545     0.39       5.37
    1997     9.76       0.52           0.04          (0.52)         --          9.80      5.90       29,668     0.39       5.33
    1996     9.73       0.52           0.03          (0.52)         --          9.76      5.73       30,633     0.38       5.27


Adjustable Rate Portfolio
    2000   $ 9.94      $0.54         $(0.09)        $(0.54)         --       $  9.85      4.65%    $116,034     0.39%      5.49%
    1999    10.00       0.54          (0.06)         (0.54)         --          9.94      4.93      117,581     0.39       5.44
    1998    10.01       0.56          (0.01)         (0.56)         --         10.00      5.63      125,398     0.39       5.58
    1997     9.96       0.57           0.05          (0.57)         --         10.01      6.36      148,960     0.39       5.66
    1996     9.94       0.59           0.02          (0.59)         --          9.96      6.29      153,760     0.39       5.92
------------------------------------------------------------------------------------------------------------------------------------


                           RATIO OF NET
              RATIO OF      INVESTMENT
              EXPENSES       INCOME
             TO AVERAGE    TO AVERAGE
             NET ASSETS     NET ASSETS     PORTFOLIO
             (EXCLUDING    (EXCLUDING      TURNOVER
              WAIVERS)       WAIVERS)        RATE
         -------------------------------------------
Short-Term Maturity Portfolio
    2000       0.65%          5.21%           72%
    1999       0.61           5.06           130
    1998       0.59           5.17            76
    1997       0.58           5.14            63
    1996       0.61           5.04            42

Adjustable Rate Portfolio
    2000       0.63%          5.25%           42%
    1999       0.60           5.23            35
    1998       0.59           5.38            31
    1997       0.56           5.49            17
    1996       0.53           5.78            23
----------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

                                      NOTES

                                      NOTES

                                      NOTES

                                     CUFUND
                                     ======


                              INVESTMENT ADVISER
                                  CUSOURCE, LLC
                               7920 Belt Line Road
                                   Suite 1100
                                Dallas, TX 75240


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

                   More information about CUFUND is available
                      without charge through the following:



                   STATEMENT OF ADDITIONAL INFORMATION (SAI)
        The SAI dated September 30, 2000, includes detailed information about CUFUND. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



                         ANNUAL AND SEMI-ANNUAL REPORTS
            These reports list each Portfolio's holdings and contain
         information from the Portfolio's managers about strategies, and recent market conditions and trends and their impact on Portfolio performance. The reports also contain detailed financial
                        information about the Portfolios.


                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

                                  BY TELEPHONE:
                               Call 1-800-538-9683

                              BY MAIL: Write to us
                                  CUSOURCE, LLC
                               7920 Belt Line Road
                                   Suite 1100
                                Dallas, TX 75240




           FROM THE SEC: You can also obtain the SAI or the Annual and
         Semi-Annual reports, as well as other information about CUFUND, from the EDGAR Database on the SEC's website
        ("http://www.sec.gov"). You may review and copy documents at the
         SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090).
       You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange
        Commission, Public Reference Section, Washington, DC 20549-0102.
             You may also obtain this information, upon payment of a
         duplicating fee, by e-mailing the SEC at the following address:
        publicinfo@sec.gov. CUFUND's Investment Company Act registration number is 811-6488.


                                     CUFUND
                               INVESTMENT ADVISER:
                                  CUSOURCE, LLC



This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of CUFUND (the "Trust") and should be read in conjunction with the Trust's Prospectus for the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio dated September 30, 2000, as may be amended or supplemented from time to time. Capitalized terms used in this Statement of Additional Information have the same meaning as defined in the prospectus. A Prospectus may be obtained through the Distributor, SEI Investments Distribution Co., Oaks, PA 19456, or by calling 1-800-538-9683.


                                TABLE OF CONTENTS



The Trust.............................................................................................S-2
Investment Objective and Policies of the Short-Term Maturity Portfolio................................S-2
Investment Objective and Policies of the Adjustable Rate Portfolio....................................S-3
General Portfolio Management Policies.................................................................S-3
Description of Permitted Investments and Risk Factors.................................................S-4
Investment Limitations................................................................................S-7
The Adviser..........................................................................................S-10
The Administrator....................................................................................S-10
The Shareholder Servicing Agent......................................................................S-11
The Distributor......................................................................................S-11
Trustees and Officers of the Trust...................................................................S-12
Purchase and Redemption of Shares....................................................................S-13
Dividends............................................................................................S-14
Determination of Net Asset Value.....................................................................S-15
Performance..........................................................................................S-15
Computation of Yield.................................................................................S-15
Calculation of Total Return..........................................................................S-16
Federal Taxes........................................................................................S-16
State Taxes..........................................................................................S-17
General Information..................................................................................S-18
Experts  ............................................................................................S-21
Financial Statements.................................................................................S-21
Appendix .............................................................................................A-1
Description of Ratings................................................................................A-1



September 30, 2000
[CUF-F-010-04]

THE TRUST

CUFUND (the "Trust") is a diversified, open-end management investment company, which was organized as a Massachusetts business trust on November 22, 1991. The Trust offers units of beneficial interest ("shares") in two portfolios ("Portfolios"), the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio. Each share of each Portfolio represents an undivided, proportionate interest in that Portfolio. Shares of the Trust are sold without a sales charge.

The Trust is offered solely to federally and state chartered credit unions. Shares of the Trust are designed to qualify as eligible investments for federal chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act (FCUA) and Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations (NCUA Rules). The Trust intends to continually monitor changes in the applicable laws, rules and regulations governing eligible investments, including new investments, for federally chartered credit unions and to take such action as may be necessary to assure that the Trust's investments, and, therefore, shares of the Trust, continue to qualify as eligible investments under the FCUA.

Sections 107(7), 107(8) and 107(15) of the FCUA set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. The Trust's investments consist exclusively of assets designed to qualify as eligible investments if owned directly by a federally chartered credit union. Shares of the Trust may or may not qualify as eligible investments for particular state chartered credit unions. Accordingly, the Trust encourages, but does not require, each state chartered credit union to consult qualified legal counsel concerning whether the Trust's shares are permissible investments for the credit union. While the Adviser will attempt to assure that the Trust follows the investment policies set forth herein, the Trust cannot be responsible for compliance by participating state chartered credit unions with limitations to which they may be subject.

The Trust is designed as a convenient and economic vehicle for federally and state chartered credit unions seeking to obtain the yields available on short-term and adjustable rate investments authorized under the FCUA. The Trust offers credit unions an alternative to direct investments in eligible investments, with the intended financial advantage of quantity purchases. For example, a higher yield may be available when eligible investments are bought in substantial amounts. Investment in the Trust will relieve the credit unions of any of the investment and administrative problems usually associated with the direct purchase and investment management of these eligible investments, such as scheduling maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and sell, and separate principal and interest record keeping.


INVESTMENT OBJECTIVE AND POLICIES OF THE SHORT-TERM MATURITY PORTFOLIO

The Short-Term Maturity Portfolio seeks a high level of income consistent with safety of capital. There is no assurance that the Portfolio's investment objective will be met.

The Short-Term Maturity Portfolio's assets will be invested exclusively in obligations that are authorized investments for federal credit unions under the FCUA, consisting of. obligations issued or fully guaranteed as to principal and interest by the United Sates Government and its agencies or instrumentalities; certificates of deposit, bankers' acceptances and time deposits issued or guaranteed by United Sates banks with total assets exceeding $1 billion, including comparable U.S. dollar denominated obligations of foreign branches of such banks; mortgage-backed securities; share certificates issued by corporate credit unions that operate in compliance with Part 704 of the NCUA Rules and are examined by the NCUA; repurchase agreements and reverse repurchase agreements involving securities that constitute permissible investments for the Portfolio; and federal funds. When market conditions are favorable, the Portfolio will be predominantly invested in mortgage-backed securities. See "General Portfolio Management Policies." For additional information regarding permitted investments of the Portfolio, see "Description of Permitted Investments and Risk Factors."

Under normal circumstances, the Short-Term Maturity Portfolio will maintain an average weighted maturity of three years or less. The measure of maturity will be the expected life of securities held by the Portfolio. See "Description of Permitted Investments and Risk Factors."


INVESTMENT OBJECTIVE AND POLICIES OF THE ADJUSTABLE RATE PORTFOLIO

The Adjustable Rate Portfolio seeks higher levels of current income while reducing principal volatility. There is no assurance that the Portfolio's investment objective will be met.

The Adjustable Rate Portfolio's assets will be invested exclusively in obligations authorized under the FCUA. The Adjustable Rate Portfolio will, under normal circumstances, invest at least 65% of its assets in adjustable rate mortgage securities (ARMS) or other adjustable rate securities that have interest rates which reset at periodic intervals. ARMs are pass-through certificates representing interest in a pool of adjustable rate mortgages. These adjustable rate mortgages and other adjustable rate securities have interest rates that reset at periodic intervals of one year or less based upon a specified index and thus may experience less price volatility due to changes in market interest rates than other debt securities. However, these securities will still experience some price fluctuations since the interest rate adjustments may be subject to caps and may not correlate completely to market interest rates. For a description of the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors."

Under normal circumstances, the Adjustable Rate Portfolio expects to maintain an average weighted maturity of less than 5 years. The measure of maturity will be the expected life of securities held by the Portfolio. See "Description of Permitted Investments and Risk Factors."


GENERAL PORTFOLIO MANAGEMENT POLICIES

The Adviser will seek to enhance the yield of each Portfolio by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Trust may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Adviser's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

Mortgage-backed securities purchased by a Portfolio will be issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if backed by private issuers, rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an NRSRO). The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association
(GNMA), Fannie Mae, and Federal Home Loan Mortgage Corporation (FHLMC). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of Fannie Mae and FHLMC are supported by the respective agency only. Guarantees of each Portfolio's securities by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares. Each portfolio may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Under normal circumstances, the Adjustable Rate Portfolio will invest at least 25% of its total assets in privately issued mortgage-backed securities (securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities), including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation) that is not responsible for the payment of principal and interest on such securities. While such securities are not obligations of a governmental entity and thus may bear a greater risk of nonpayment, the timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. As stated above, each Portfolio intends to invest in privately issued, mortgage-backed securities only if they are rated in one of the two highest rating categories.

For temporary defensive purposes when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in the money market instruments described above and in the "Description of Permitted Investments and Risk Factors," and may hold a portion of its assets in cash. While each Portfolio expects to invest primarily in mortgage-backed securities, the Adviser may decide to reduce either Portfolio's holdings at a time when it believes mortgage-backed securities are trading at a high premium, experiencing high levels of prepayments, trading at historically narrow effective margins, or are otherwise less attractive investments with a risk of capital depreciation.

For the fiscal years ended May 31, 2000 and May 31, 1999, the portfolio turnover rates for the Short-Term Maturity Portfolio were 72% and 130% respectively, and for the Adjustable Rate Portfolio were 42% and 35%, respectively.

The Portfolios will not purchase any obligation of any bank or savings and loan association that does not qualify as a "Section 107(8) institution" under the FCUA and regulations thereunder.

Fluctuations in the price of securities held by a Portfolio will cause fluctuations in the net asset value of that Portfolio's shares.

Some of the permitted investments for the Portfolios may not be permitted investments for the particular state chartered credit unions. See "The Trust."


DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the Portfolios:

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT; SHARE CERTIFCATES--Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan associations in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Each Portfolio may also purchase share certificates issued by certain credit unions which cannot be traded in a secondary market. Such share certificates are considered to be illiquid securities and neither Portfolio may invest more than 15% of its net assets in illiquid securities. See "Non-Fundamental Policies."

FEDERAL FUNDS--Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight. Unsecured loans of federal funds may be made to U.S. banks and other Section 107(8) institutions, provided that:
1) the accounts of such banks are federally insured; 2) the interest received is at the market rate for federal funds transactions and 3) the transaction has a specified maturity or the Portfolio is able to require repayment at any time. Federal funds investments maturing in more than seven days are considered to be illiquid; a Portfolio will not invest more than 15% of its net assets in illiquid securities. See "Non-Fundamental Policies."

Loans of federal funds are not federally insured. In the event the borrower of federal funds enters into a bankruptcy or other insolvency proceedings, the lending Portfolio could experience delays and incur expenses in recovering cash. Further, the possibility exists that, in such an instance, the borrowing institution may not be able to repay the borrowed funds. A Portfolio will limit federal funds lending to those banks and other Section 107(8) institutions whose creditworthiness has been reviewed and found satisfactory by the Adviser.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages, underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

                  GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

                  PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                  CMOS: CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate (LIBOR). The Trust may purchase fixed, adjustable or "floating" rate CMOs: (i) that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government: (ii) that are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. Government securities; (iii) that are collateralized by privately issued fixed rate or adjustable rate mortgages adhering to sufficient credit enhancements to achieve the highest rating by an NRSRO; (iv) whose price is estimated to change not more than 17 percent, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points; (v) whose expected average life is not greater than 10 years; (vi) whose average life would not extend by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; and (vii) whose average life would not shorten by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.

                  REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Portfolios will not invest in residual REMICS. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

                  PARALLEL PAY SECURITIES, PAC BONDS: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs (PAC Bonds) generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

                  ESTIMATED AVERAGE LIFE: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. The Adviser performs median prepayment estimates in accordance with Section 703 of the revised NCUA Rules.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, although they are not considered to be loans under Section 107 of the FCUA, which generally limits federal credit unions to making loans only to members.

REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements are agreements by which a Portfolio sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act, and would also be considered to be borrowings under Section 107 of the FCUA.

TIME DEPOSITS--Time deposits are nonnegotiable receipts issued by a bank in exchange for a deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

UNITED STATES GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing

Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

UNITED STATES TREASURY OBLIGATIONS--U.S Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS).

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations purchased by each Portfolio may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices such as the Federal Reserve Composite Index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--The Portfolios may individually purchase or sell portfolio securities in when-issued or delayed delivery transactions. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.


INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are "fundamental policies" of each Portfolio. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

Each Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving, such securities) if as a result of such purchase more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements involving such securities; and further provided that the Adjustable Rate Portfolio will invest at least 25% of the value of its total assets in mortgage-backed securities which are not issued or guaranteed by the U.S. Government as described in the Prospectus, except when investing for temporary defensive purposes.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of its total assets, except that each Portfolio may enter into reverse repurchase agreements. Any borrowing will be done from a credit union, corporate credit union or bank (any borrowing over 5% will be from a bank) and, to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before the Portfolio makes additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies; and (b) a Portfolio may enter into repurchase agreements.

5. Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by paragraph (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts, provided that this limitation shall not prohibit the purchase of securities of issuers that may invest in such obligations and debt securities secured by real estate or interests therein.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Portfolio security.

9. Purchase securities of other investment companies except for money market funds, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICS) and then only as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, the Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolios own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of either Portfolio; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of either Portfolio. Investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

It is the position of the SEC's Staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and that investments in instruments issued by such entities are subject to the limitations set forth above unless the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulations or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, Trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1% of the shares or securities of such issuer and all such officers, Trustees, partners and directors owning more than 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

13. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) municipal securities which are rated by at least two NRSROS, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

In addition,

14. CUFUND is not insured or insurable by the National Credit Union Share Insurance Fund.

15. CUFUND is not supervised or examined by NCUA and is not subject to NCUA oversight. It is the responsibility of each credit union investing in CUFUND to evaluate the appropriateness of the investment and the suitable level of concentration risk on their balance sheets.

16. Except for the initial shareholder, CUFUND investors are restricted to only credit unions. CUFUND will refuse all offers of investment arising from other non-credit union parties.

17. Each Portfolio of CUFUND will only invest in investments and engage in transactions permitted for natural person federal credit unions under Sections 107(7), 107(8) and 107(15) of the FCUA and Part 703 of the NCUA Rules and Regulations.

18. Any amendments, modifications or changes to these fundamental policies must be approved by the NCUA before becoming effective.

NON-FUNDAMENTAL POLICIES

Non-fundamental policies can be changed without Shareholder approval.

Each Portfolio may not:

1.       Invest in warrants.

2. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at a price that approximates its carrying value by the Portfolio, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

3.       Write or purchase puts, calls, options or combinations thereof.

4.       Acquire more than 10% of the voting securities of any one issuer.

5.       Invest in companies for the purpose of exercising control.

Credit unions that seek an independent certified accountant's opinion on their financial statements in accordance with generally accepted accounting principles
(GAAP) are required to account for investments in mutual funds such as CUFUND in accordance with Statements of Accounting Standards 115,

Accounting for Certain Debt and Equity Securities. This disclosure is intended to comply with the substance of an NCUA requirement that the Adviser disclose the proper accounting treatment for Shareholders investing in the Trust.

The foregoing percentages concerning the investment limitations and non-fundamental policies of the Portfolios will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.


THE ADVISER

The Trust and CUSOURCE, LLC (the Adviser) have entered into an investment advisory agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser makes the investment decisions for each Portfolio and continuously reviews, supervises and administers each Portfolio's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. Each Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser for which the affiliate receives compensation.


The Adviser is a Texas limited liability company located at 7920 Belt Line Road, Suite 1100, Dallas, TX 75240. The sole member of the limited liability company is Southwest Corporate Federal Credit Union, the second largest corporate credit union in the United States. Founded in 1975, the Adviser provides credit unions with investment products and services; payment systems services; correspondent financial services; financial management information; and credit services. The Adviser registered as an investment adviser in 1989 and, as of May 31, 2000, had credit union funds under advisement in its Investment Advisory Service of approximately $1.5 billion.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses in order to limit the total operating expenses of each Portfolio to not more than .39% of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.


For the Short-Term Maturity Portfolio, for the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, the fees paid to the Adviser were $89,879, $92,279, and $94,844, respectively, of which $73,521, $64,568, and $58,416, were waived, respectively. For the Adjustable Rate Portfolio, for the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, the fees paid to the Adviser were $373,004, $383,888, and $417,610, respectively, of which $284,321,
$257,017, and $258,218, were waived, respectively.


The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligation or duties under the Advisory Agreement.

The continuance of the Advisory Agreement, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the Administrator) and the Trust are parties to an administration agreement (the Administration Agreement). Under the terms of the Administration Agreement, the

Administrator provides the Trust with overall administrative services (other than investment advisory services) including all necessary office space, equipment, personnel and facilities.

The Trust pays the Administrator a fee, which is calculated at an annual rate which is the greater of, (i) $250,000, or (ii) .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million.


For the Short-Term Maturity Portfolio, for the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, the fees paid to the Administrator and Shareholder Servicing Agent by the Portfolio, were $52,760, $47,919, and $39,341, respectively. For the Adjustable Rate Portfolio, for the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, (i) the fees paid to the Administrator and Shareholder Servicing Agent by the Portfolio, were $197,924, $187,484, and $174,659, respectively.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement.


The Administration Agreement shall continue in effect for successive periods of one year subject to review by the Trustees of the Trust.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, PA 19456. SEI Investments Management Corporation (SIMC), a wholly-owned subsidiary of SEI Investments Company (SEI Investments), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.


THE SHAREHOLDER SERVICING AGENT

SEI Investments Mutual Funds Services acts as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Trust. Compensation for these services is paid under the Administration Agreement. See "The Administrator."

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a registered broker-dealer that is a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). Each Portfolio may also execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

The Distribution Agreement appoints the Distributor as the exclusive distributor of the Trust's shares and provides that the Trust's shares be sold without a minimum sales quota. The Distribution Agreement is renewable annually and may be terminated at any time by the Distributor, Trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the

"1940 Act"), and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto (Qualified Trustees) or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

No compensation is paid to the Distributor for distribution services.


TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust. The Trustees and executive officers of the Trust, their respective dates of birth and principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Trustee and executive officer is SEI Investments, Oaks, PA 19456.


JAMES L. BRYAN --62, (7/13/38)-- Trustee--777 E. Campbell Road, Suite 731, Richardson, Texas 75081. President of Texans Credit Union, Richardson, Texas (1974-present).

GARY L. JANACEK --49, (3/30/51)--Trustee--2401 S. 31st Street, Temple, Texas 76508. President of Scott and White Employees Credit Union, Temple, Texas (1977-present).

ARNO J. EASTERLY* --65, (3/25/35)-- Trustee--2701 Village Lane, Bossier City, Louisiana 71112. President of Barksdale Federal Credit Union, Barksdale AFB, Louisiana (1984-present).

DR. MARTHA ROMAYNE SEGER --79, (2/17/2l)-- Trustee-4810 E. Scarlett Street, Tucson, Arizona 85711. John M. Olin Distinguished Fellow in the Eller Center for the Study of the Private Market Economy at The University of Arizona, Tucson (1991-present).

MARK E. NAGLE--40, (10/20/59)--Controller and Chief Financial Officer--President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Funds Services, 1996-1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995-November 1996. Senior Vice President and Site Manager, Fidelity Investments (1981-September 1995).

JOHN LEVEN -- 43, (1/2/57)--Controller and Chief Financial Officer--Controller and Chief Financial Officer of the Administrator and the Distributor since 1999. First Data Corp. (1998-1999). FPS Services (1995-1998). Fund/Plan Services, Inc. (1982-1995).

RICHARD W. GRANT --54, (10/25/45)--Secretary--1701 Market Street, Philadelphia, Pennsylvania 19103. Partner of Morgan, Lewis & Bockius LLP (law firm) since 1989, counsel to the Trust, SEI Investments, the Adviser, the Administrator and the Distributor.

FRANCIS C. LEE --51, (12/3/48)--Vice President, Assistant Secretary--President and CEO of Southwest Corporate Federal Credit Union since 1995. Senior Vice President of Operations, Western Corporate Federal Credit Union (1981-1995).

TODD B. CIPPERMAN --34, (2/14/66)--Vice President and Assistant Secretary-- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Adviser, the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Adviser, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), (1994-1995). Associate, Winston & Strawn (law firm), (1991-1994).

LYDIA A. GAVALIS --36, (6/5/64)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Adviser, the Administrator and the Distributor since 1998. Assistant General Counselor and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG --41, (12/21/58)--Vice President and Assistant Secretary--Treasurer of SEI Investments since 1997; Vice President of SEI Investments since 1991. Vice President and Treasurer of the Adviser and the Administrator since 1997. Assistant Controller of SEI Investments and Vice President of the Distributor since 1995; Director of Taxes of SEI Investments, 1987-1991. Tax Manager, Arthur Andersen LLP prior to 1987.

JAMES R. FOGGO --36, (6/30/64)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO--34, (2/14/66)--Vice President and Assistant Secretary-- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Adviser, Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (1997-1999). Associate at Richter, Miller & Finn (1994-1997).

CHRISTINE M. MCCULLOUGH--39, (DOB 12/02/60)--Vice President and Assistant Secretary-- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Adviser, the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for Trustees. Compensation of officers of the Trust is paid by the Administrator. The following table shows Trustee compensation for the fiscal year ended May 31, 2000.




                         AGGREGATE          PENSION OR
                        COMPENSATION        RETIREMENT
                            FROM             BENEFITS         ESTIMATED
                       REGISTRANT FOR       ACCRUED AS         ANNUAL           TOTAL COMPENSATION FROM
                         THE FISCAL          PART OF          BENEFITS        REGISTRANT AND FUND COMPLEX
                         YEAR ENDED            FUND             UPON        PAID TO TRUSTEES FOR THE FISCAL
NAME OF PERSON          MAY 31, 2000         EXPENSES        RETIREMENT         YEAR ENDED MAY 31, 2000
=============================================================================================================
Dr. M.R. Seger       $24,000             N/A               N/A              $24,000 for service on 1 board
-------------------------------------------------------------------------------------------------------------
J.L. Bryan           $4,000              N/A               N/A              $4,000 for service on 1 board
-------------------------------------------------------------------------------------------------------------
A.J. Easterly        $4,000              N/A               N/A              $4,000 for service on 1 board
-------------------------------------------------------------------------------------------------------------
G.L. Janacek         $4,000              N/A               N/A              $4,000 for service on 1 board
=============================================================================================================



PURCHASE AND REDEMPTION OF SHARES

Purchase and redemption of shares of either Portfolio may be made on any day on which both the NYSE and the Federal reserve wire system are open for business (a Business Day) by placing orders with the Distributor.

The minimum initial investment in either Portfolio of the Trust is $100,000. There is no minimum for subsequent investments.

A purchase order will be effective as of the day received by the Distributor if the Distributor receives the order before 4:00 p.m., Eastern time, and the Custodian receives federal funds before 12:00 p.m., Eastern time on the next Business Day.

The purchase price of shares of a Portfolio is the net asset value next determined after a purchase order is received by the Trust. The net asset value per share of a Portfolio is determined by dividing the total market value of a Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) on each Business Day. See "Determination of Net Asset Value." Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places.

Shares may be offered only to residents of those states in which such shares are eligible for purchase. Shareholders who desire to redeem shares of either Portfolio must place their redemption orders prior to 4:00 p.m., Eastern time on any Business Day for the order to be accepted on that Business Day. The redemption price of the shares is the net asset value of the Portfolio next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, as required by the 1940 Act. It is currently the Trust's policy to pay for redemptions in cash.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business for any reason. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day; Martin Luther King, Jr., Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. In addition, the Federal Reserve observes the following holidays:
Columbus Day and Veterans' Day.

Purchase and redemption orders may be placed by telephone. The Trust, its transfer agent or sub-agent will not be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust, its transfer agent and sub-agent may each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. The Trust, the Trust's transfer agent or sub-agent may be liable for losses resulting from fraudulent or unauthorized instructions if it does not employ these procedures. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing their redemption orders by other means.

DIVIDENDS

Substantially all of the net investment income (not including capital gains) of each Portfolio is distributed in the form of monthly dividends to Shareholders. Net investment income consists of accrued interest and any general income of the Trust allocated to a Portfolio, less the estimated expenses of such Portfolio and the general expenses of the Trust allocated to such Portfolio during a particular period. Dividends are declared daily, just prior to a determination of net asset value. If a purchase order is placed on the preceding Business Day, shares begin earning dividends on the Business Day federal funds payment is received by the Custodian. If a purchase order and federal funds are received the same Business Day, shares begin earning dividends on the next Business Day. Currently, capital gains of a Portfolio, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined unless the Shareholder has elected at the time of initial investment to take such payments in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the change. Dividends and distributions of each Portfolio are paid on a per share basis.


DETERMINATION OF NET ASSET VALUE

As described previously, the net asset value per share of each Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares.

Pursuant to policies established by the Board of Trustees of the Trust, the Administrator values the securities of each Portfolio based upon valuations provided by brokers or an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Securities and other assets for which market prices are either (i) not readily available or not obtained, or (ii) deemed by the Adviser to be materially inaccurate, are valued at fair value as determined in good faith under procedures established by the Board of Trustees.


PERFORMANCE

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The 30-day yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The 30-day yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment. See "Computation of Yield."

The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment, for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. See "Calculation of Total Return."

Each Portfolio's performance may from time to time be compared to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Indices that may be used include: for the Short-Term Maturity Portfolio, Lipper Short Term U.S. Government Index and 1 year Constant Maturity Treasury Adjustable Rate (CMT); and for the Adjustable Rate Portfolio, Lipper Adjustable Rate Mortgage Index, 1 month London Interbank Offered Rate (LIBOR), 1 year CMT, Effective Fed Funds Rate and 30-day Donoghue Index.


COMPUTATION OF YIELD

The 30-day yield for a Portfolio is calculated by assuming that the income generated by the Portfolio's investment during that 30-day period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2 [((a - b)/(cd)+ 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the day of the period.

For the 30-day period ended May 31, 2000, the yield for each Portfolio was:
Short-Term Portfolio, 5.58% and Adjustable Rate Portfolio, 6.00%.

CALCULATION OF TOTAL RETURN


Total return will be calculated according to the following formula: P(1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period. For the fiscal year ended May 31, 2000, the total return for each Portfolio was: Short-Term Maturity Portfolio, 4.24% and Adjustable Rate Portfolio, 4.65%. For the five year period ended May 31, 2000, the average annual total return for each portfolio was: Short-Term Maturity Portfolio, 5.54% and Adjustable Rate Portfolio, 5.57%. For the period from June 15, 1992 (commencement of operations) through May 31, 2000, the average annual total return for each Portfolio was: Short-Term Maturity Portfolio, 4.94% and Adjustable Rate Portfolio, 5.07%.


FEDERAL TAXES

The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Code) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or their Shareholders. State and federally chartered credit unions meeting all the requirements of Section 501
(c)(14)(A) of the Code, and the regulations promulgated thereunder, generally are exempt from federal income taxation on income, dividends and capital gains realized as a result of purchasing, holding or redeeming shares of the Trust. Shareholders are, however, urged (but not required) to consult their tax advisors regarding specific questions as to federal, state and local income tax consequences of investing in shares of the Portfolios including, without limitation, issues relating to unrelated business income taxes. Much of the disclosure set forth is applicable only to Shareholders who are subject to federal income tax and would be applicable to a Shareholder if such Shareholder failed to qualify as a state or federally chartered credit union under Section 501(c)(14)(A) of the Code.


Tax Status of the Portfolios:


Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolio. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies
(RICs) under the Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gain over short-term capital loss) which is distributed to Shareholders. The Board of Trustees reserves the right not to maintain the qualification of each Portfolio as a regulated investment company if it determines such course of action to be beneficial to Shareholders.


Tax Status of Distributions:


Each Portfolio intends to distribute all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders subject to tax as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed annually and will be taxed to Shareholders subject to tax as long-term capital gain, regardless of how long the Shareholder has held shares. Each Portfolio will make annual reports to Shareholders of the federal income tax status of all distributions.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its Shareholders at least the sum of 90% of any net tax-exempt income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other related income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. The Adviser may reimburse the Trust for certain costs incurred. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded RICS, all of its taxable income will be subject to federal income tax at corporate rates without any deduction for distributions to its Shareholders and such distributions generally will be taxable as ordinary dividends to the extent of the Portfolio's earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction.


Notwithstanding the distribution requirement described above, a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. However, each Portfolio can give no assurances that its distributions will be sufficient to eliminate all taxes.

Dividends declared by a Portfolio in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the Shareholder on December 31 of that year, if paid by the Portfolio at any time during the immediately succeeding January. Shareholders who have not held their Portfolio shares for a full year should be aware that each Portfolio may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in that Portfolio.

If a Portfolio's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to Shareholders. A return of capital distribution will generally not be taxable, but will reduce each Shareholder's cost basis in Portfolio shares and result in higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, Exchanges or Redemptions of Portfolio Shares:

Sale, exchange or redemption of Portfolio shares is a taxable event to the Shareholder. If you redeem your shares, you may realize a taxable gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Portfolio on those shares. All or a portion of any loss that you realize upon the redemption of your portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.


STATE TAXES


Depending upon state and local law, distributions by the Portfolios to Shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolios.

GENERAL INFORMATION

THE TRUST

The Declaration of Trust under which the Trust was organized permits the Trust to offer separate portfolios of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong only to that portfolio and would be subject only to liabilities related thereto.

Each Portfolio pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services, registering the shares under federal securities laws, and making notice filings under state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of a Portfolio, each of which represents an equal proportionate interest in that Portfolio with each other share of the Portfolio. Shares are entitled upon liquidation to a pro rata share in the net assets of the respective Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board of Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders incurring financial loss for that reason appears remote because (i) the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and (ii) the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable for his or her own willful defaults and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser, administrator, principal underwriter or custodian. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j -1 under the 1940 Act. In addition, the Investment Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j - 1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Trust's Code of Ethics is on file with the Securities and Exchange Commission, and is available to the public.

VOTING RIGHTS

Each share of a Portfolio held entitles the Shareholder of record to one vote on all matters voted on by the Shareholders of such Portfolio. Each Portfolio will vote separately on matters relating solely to that Portfolio. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by a majority vote of the remaining Trustees or by a majority vote of Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting. Voting by proxy is permitted.

REPORTING

The Trust will send to its Shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent public accountants. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to the Adviser, 7920 Belt Line Road, Suite 1100, Dallas, TX 75240.

PORTFOLIO TRANSACTIONS

The Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the transaction cost, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust may pay a minimal transaction cost when the transaction presents no difficulty. Trades are generally made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Longer term debt securities are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads.

The Adviser may place a combined order for two or more accounts or Portfolios engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Portfolio. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and Portfolios. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees.

It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, or the Adviser in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor or the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor or the Adviser and the Trust expressly permitting the Distributor or the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of compensation paid to the Distributor or the Adviser and will review these procedures periodically.

The Trust is required to identify any securities of its "regular broker or dealers" (as such term is defined in the Investment Company Act) which the Trust has acquired during its most recent fiscal year.

5% SHAREHOLDERS


As of September 1, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were owned by the indicated entities both of record and beneficially.

ADJUSTABLE RATE PORTFOLIO

Southwest Corporate Federal Credit Union
Attn: Accounting Department
7920 Belt Line Road, Suite 1100
Dallas, TX 75240,  89.97%

Texins Credit Union, 6.36%
Attn: Karan Daugherty
Controller
777 E. Campbell Rd.
Richardson, TX 75081-1891

SHORT-TERM MATURITY PORTFOLIO

Southwest Corporate Federal Credit Union
Attn: Accounting Department
7920 Belt Line Road, Suite 1100
Dallas, TX 75240,  86.93%

Dyess Federal Credit Union
Attn: Wilson R. Little
P.O. Box 631
Abilene, TX 79604,  7.10%

As of September 1, 2000, Southwest Corporate Federal Credit Union owned of record 89.97% and 86.93% of the outstanding voting securities of the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio, respectively. Southwest Corporate Federal Credit Union has voting or investment power with respect to such voting securities. Consequently, under the 1940 Act, Southwest Corporate Federal Credit Union may be deemed to be a controlling person of the Adjustable Rate Portfolio and Short-Term Maturity Portfolio. To the best of the knowledge of the Trust, Southwest Corporate Federal Credit Union's ownership of such voting securities is for investment only, not for purposes of control, but may materially affect the voting rights of other Shareholders.

COUNSEL AND INDEPENDENT ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


CUSTODIAN

First Union National Bank (the "Custodian"), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS

The financial statements of the Trust, incorporated by reference into this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS


The Trust's audited financial statements and the notes thereto and the Report of the Independent Public Accountants dated July 14, 2000 for the fiscal year ended May 31, 2000, relating to the financial statements and financial highlights of the Trust are incorporated by reference herein. A copy of the Trust's 2000 Annual Report to Shareholders must accompany delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF RATINGS


FITCH RATING DEFINITIONS

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F- 1+'.

MOODY'S RATING DEFINITIONS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

STANDARD & POOR'S RATINGS GROUP DEFINITIONS

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

THOMSON BANKWATCH RATING DEFINITIONS

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                           PART C: OTHER INFORMATION
                        POST-EFFECTIVE AMENDMENT NO. 10

ITEM 23.        Exhibits:


       (a) Agreement and Declaration of Trust originally filed as Exhibit No. 1 to Registrant's Registration Statement on December 2, 1991 is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.
       (b) By-Laws originally filed as Exhibit No. 2 to Registrant's Registration Statement on April 23, 1992 is incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.
       (c)      Not Applicable.
       (d) Investment Advisory Agreement between Registrant and Southwest Corporate Federal Credit Union dated May 1, 1992 is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.
       (e) Distribution Agreement between Registrant and SEI Financial Services Company dated May 1, 1992 is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.
       (f)      Not Applicable.
       (g) Custodian Agreement between Registrant and CoreStates Bank N.A. dated May 1, 1992 is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 5 on Form N-1A, filed September
                27, 1996.
       (h)(l) Administration Agreement between Registrant and SEI Financial Management Corporation dated April 30, 1996 is incorporated by reference to Exhibit (13.1) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.
       (h)(2) Assignment and Assumption Agreement between SEI Financial Management Corporation and SEI Financial Resources dated May 31, 1996 is incorporated by reference to Exhibit (13.2) of Post-Effective Amendment No. 5, filed September 27, 1996.
       (h)(3) Consent of Assignment and Assumption between Registrant and SEI Financial Management Corporation dated April 8, 1997 is incorporated by reference to Exhibit (13.3) of Post-Effective Amendment No. 6, filed September 26, 1997.
       (i)      Opinion and Consent of Counsel is filed herewith.
       (j)      Consent of Independent Public Accountants is filed herewith.
       (k)      Not Applicable.
       (1)      Not Applicable.
       (m)      Not Applicable.
       (n)      Not Applicable.
       (o)      Not Applicable.
       (p) Code of Ethics for SEI Investments Company dated April, 2000 is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 42 of SEI Daily Income Trust's Registration Statement on Form N-lA (File Nos. 2-77048 and 811-3451), filed with the SEC on May 30, 2000.
       (p)(l)   Code of Ethics for CUFUND is filed herewith.
       (p)(2)   Code of Ethics for CUSOURCE, LLC is filed herewith.
       (q) Powers of Attorney for James L. Bryan, Gary L. Janacek, Arno J. Easterly and Martha Romayne Seger is incorporated by reference to Exhibit (p) of Post-Effective Amendent No. 8, filed
                July 30, 1999.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           See the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Corporation which also controls the Distributor of the Registrant, SEI Investments Distribution Co. and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

ITEM 25.   INDEMNIFICATION:

           Article VIII of the Agreement and Declaration of Trust (originally filed as Exhibit No. 1 to Registrant's Registration Statement on December 2,
1991) is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:


Other business, profession, vocation or employment of a substantial nature in which the Adviser and each director or officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:





NAME AND POSITION WITH ADVISER      NAME OF OTHER COMPANY                 CONNECTION WITH OTHER COMPANY
Francis C. Lee, President           None                                  None
Arno J. Easterly, Director          Barksdale Federal Credit Union,       President
                                    Barksdale AFB, LA
Patricia A. Mott, Secretary         Arlington Federal Credit Union,       President
                                    Arlington, TX
Joe G. Thornton, Director           The Teachers Federal Credit           President
                                    Union, Texarkana, TX
W.E. Ferrett, Director              Texaco P.A.W. Employees Federal       President
                                    Credit Union, Port Arthur, TX
Brent Taylor                        Weokie Credit Union                   Vice President/
                                    Oklahoma City, OK                     Chief Financial Officer
Jimmy O. Junkin, Director           Randolph-Brooks Federal Credit        Chief Financial Officer
                                    Union, Universal City, TX
Sarah S. Mosley, Director           Telcoe Federal Credit Union,          President
                                    Little Rock, AR
David R. Seely, Chairman            Kirtland Federal Credit Union,        President
                                    Albuquerque, NM
Gerald W. Gurney, Director          Texans Credit Union, Dallas, TX       Sr. Exec., Vice President/
                                                                          Chief Operating Officer
Jo Anne Beck, Senior Vice President None                                  None

President
John P. Cassidy, Chief Financial      None                                  None
Officer
Bruce M. Fox, Chief Investment        None                                  None
Officer
Bob L. Rehm, Senior Vice President    None                                  None
Brent W. Smith, Senior Vice           None                                  None
President
Lou Ann Haslett, Vice President       None                                  None
Vahid G. Parvazi, Vice President      None                                  None

ITEM 27. PRINCIPAL UNDERWRITERS:
         (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

            Registrant's distributor, SEI Investments Distribution Co. ("the Distributor"), acts as distributor for:


SEI Daily Income Trust                   July 15, 1982
SEI Liquid Asset Trust                   November 29, 1982
SEI Tax Exempt Trust                     December 3, 1982
SEI Index Funds                          July 10, 1985
SEI Institutional Managed Trust          January 22, 1987
SEI Institutional International Trust    August 30, 1988
The Advisors' Inner Circle Fund          November 14, 1991
The Pillar Funds                         February 28, 1992
CUFUND                                   May 1, 1992
STI Classic Funds                        May 29, 1992
First American Funds, Inc.               November 1, 1992
First American Investment Funds, Inc.    November 1, 1992
The Arbor Fund                           January 28, 1993
The PBHG Funds, Inc.                     July 16, 1993
The Achievement Funds Trust              December 27, 1994
Bishop Street Funds                      January 27, 1995
STI Classic Variable Trust               August 18, 1995
ARK Funds                                November 1, 1995
Huntington Funds                         January 11, 1996
SEI Asset Allocation Trust               April 1, 1996
TIP Funds                                April 28, 1996
SEI Institutional Investments Trust      June 14, 1996
First American Strategy Funds, Inc.      October 1, 1996
HighMark Funds                           February 15, 1997
Armada Funds                             March 8, 1997
PBHG Insurance Series Fund, Inc.         April 1, 1997
The Expedition Funds                     June 9, 1997
Alpha Select Funds                       January 1, 1998
Oak Associates Funds                     February 27, 1998
The Nevis Fund, Inc.                     June 29, 1998
CNI Charter Funds                        April 1, 1999
The Armada Advantage Fund                May 1, 1999
Huntington VA Funds                      October 15, 1999

Friends Ivory Funds                                     December 16, 1999
SET Insurance Products                                  Trust March 29, 2000
Pitcairn Funds                                          August 1, 2000



         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").


         (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is SEI Investments, Oaks, PA 19456.



NAME                            POSITION AND OFFICE                             POSITIONS AND OFFICES
                                WITH UNDERWRITER                                WITH REGISTRANT
Alfred P. West, Jr.             Director, Chairman of the Board of              --
                                Directors
Carmen V. Romeo                 Director                                        --
Mark J. Held                    President & Chief Operating Officer             --
Dennis J. McGonigle             Executive Vice President                        --
Robert M. Silvestri             Chief Financial Officer & Treasurer             --
Todd Cipperman                  Vice President & Assistant Secretary            Vice President &
                                                                                Assistant Secretary
Leo J. Dolan, Jr.               Senior Vice President                           --
Carl A. Guarino                 Senior Vice President                           --
Jack May                        Senior Vice President                           --
Hartland J. McKeown             Senior Vice President                           --
Kevin P. Robins                 Senior Vice President                           --
Patrick K. Walsh                Senior Vice President                           --
Wayne M. Withrow                Senior Vice President                           --
Robert Aller                    Vice President                                  --
John D. Anderson                Vice President & Managing Director              --
Timothy D. Barto                Vice President & Assistant Secretary            Vice President &
                                                                                Assistant Secretary
S. Courtney E. Collier          Vice President & Assistant Secretary            --
Robert Crudup                   Vice President & Managing Director              --
Richard A. Deak                 Vice President & Assistant Secretary            --
Scott Dellorfano                Vice President & Managing Director              --
Barbara Doyne                   Vice President                                  --
Jeff Drennen                    Vice President                                  --
Vic Galef                       Vice President & Managing Director              --
Lydia A. Gavalis                Vice President & Assistant Secretary            Vice President &
                                                                                Assistant Secretary
Greg Gettinger                  Vice President & Assistant Secretary            --
Kathy Heilig                    Vice President                                  --
Jeff Jacobs                     Vice President                                  --
Samuel King                     Vice President                                  --
John Kirk                       Vice President & Managing Director              --
Kim Kirk                        Vice President & Managing Director              --
John Krzeminski                 Vice President & Managing Director              --
Paul Lonergan                   Vice President & Managing Director              --
Christine M. McCullough         Vice President & Assistant Secretary            Vice President &
                                                                                Assistant Secretary
Carolyn McLaurin                Vice President & Managing Director              --
Mark Nagle                      Vice President                                  President
Joanne Nelson                   Vice President                                  --
Cynthia M. Parrish              Vice President & Assistant Secretary            --


                                       5


Kim Rainey                      Vice President                                  --
Rob Redican                     Vice President                                  --
Maria Rinehart                  Vice President                                  --
Steve Smith                     Vice President                                  --
Daniel Spaventa                 Vice President                                  --
Kathryn L. Stanton              Vice President & Assistant Secretary            --
Lori L. White                   Vice President & Assistant Secretary            --



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

                 Books or other documents required to be maintained by Section 31(a) of the Investment company Act of 1940, as amended (the "1940 Act"), and the rules promulgated thereunder, are maintained as follows

                          (a) With respect to Rules 31a-1(a); 31a-l(b)(l);
                  (2)(a) and (b); (3); (6); (8); (12);  and 31a-1(d),  the
                  required books and records are maintained at the offices of Registrant's Custodian:

                                    First Union National Bank
                                    Broad and Chestnut Streets
                                    P.O. Box 7618
                                    Philadelphia, Pennsylvania 19101

                          (b)/(c) With respect to Rules 31a-1(a);  3la-l(b)(l),
                  (4); (2)(C) and (D); (4); (5); (6); (8); (9) (10); (11); and
                  31a-l(t), the required books and records are maintained at the offices of Registrant's Administrator:

                                    SEI Investments Mutual Funds Services
                                    Oaks, PA 19456

                          (d) With respect to Rules 31a-(b)(5); (6), (9) and
                  (10) and 3la-1(t), the required books and records are maintained at the offices of Registrant's Adviser:

                                    Southwest Corporate Federal Credit Union
                                    7920 Belt Line Road, Suite 1100
                                    Dallas, TX 75240

ITEM 29. MANAGEMENT SERVICES: None.

ITEM 30. UNDERTAKINGS: None.

                                     NOTICE

                   A copy of the Agreement and Declaration of Trust of CUFUND is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to Registration Statement No. 33-44293 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 25th day of September, 2000.

                                    CUFUND


                                    By /s/ Mark. E. Nagle
                                    ------------------------------------
                                    Mark E. Nagle
                                    President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.


             *                      Trustee                  September 25, 2000
-----------------------------
James L. Bryan

             *                      Trustee                  September 25, 2000
-----------------------------
Gary L. Janacek

             *                      Trustee                  September 25, 2000
-----------------------------
Arno J. Easterly

             *                      Trustee                  September 25, 2000
-----------------------------
Dr. Martha Romayne Seger

/s/Mark E. Nagle                   President                 September 25, 2000
-----------------------------
Mark E. Nagle

/s/John Leven                       Controller &             September 25, 2000
-----------------------------
John Leven                          Chief Financial Officer

*By /s/ Mark E. Nagle
----------------------
     Mark E. Nagle
     Attorney-in-Fact

                                 EXHIBIT INDEX
EXHIBIT        NAME


EX-99.A Agreement and Declaration of Trust originally filed as Exhibit No. 1 to Registrant's Registration Statement on December 2, 1991 is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.

EX-99.B By-Laws originally filed as Exhibit No. 2 to Registrant's Registration Statement on April 23, 1992 is incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.

EX-99.D Investment Advisory Agreement between Registrant and Southwest Corporate Federal Credit Union dated May 1, 1992 is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.

EX-99.E Distribution Agreement between Registrant and SEI Financial Services Company dated May 1, 1992 is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.

EX-99.G Custodian Agreement between Registrant and CoreStates Bank N.A. dated May 1, 1992 is incorporated by reference to Exhibit
               (8) of Post-Effective Amendment No. 5 on Form N-1A, filed September 27, 1996.

EX-99.H Administration Agreement between Registrant and SEI Financial Management Corporation dated April 30, 1996 is incorporated by reference to Exhibit (13.1) of Post-Effective Amendment No. 5 on Form N-lA, filed September 27, 1996.

EX-99.H.2      Assignment and Assumption Agreement between SEI Financial
               Management Corporation and SEI Financial Resources dated May 31,
               1996 is incorporated by reference to Exhibit (13.2) of Post-
               Effective  Amendment No. 5, filed September 27, 1996.

EX-99.H.3      Consent of Assignment and Assumption between Registrant and SEI
               Financial Management Corporation dated April 8, 1997 is incorporated by reference to Exhibit (13.3) of Post-Effective
               Amendment No. 6, filed September 26, 1997.

EX-99.I        Opinion and Consent of Counsel is filed herewith.

EX-99.J        Consent of Independent Public Accountants is filed herewith.

EX-99.P Code of Ethics for SEI Investments Company dated April, 2000 is incorporated by reference to Exhibit (p)(4.) of Post- Effective Amendment No. 42 of SEI Daily Income Trust's Registration Statement on Form N-lA (File Nos. 2-77048 and 811-3451, filed with the SEC on May 30, 2000.

EX-99.P.1      Code of Ethics for CUFUND is filed herewith.

EX-99.P.2      Code of Ethics for CUSOURCE, LLC is filed herewith.

EX-99.Q        Powers of Attorney for James L. Bryan, Gary L. Janacek, Arno J.
               Easterly, Martha Romayne Seger.